                                                                 ARTHUR ANDERSEN


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-95789 for Hartford Life and Annuity Insurance Company Separate Account Ten on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
April 8, 2002